                                                                      Exhibit 21

               SUBSIDIARIES OF BENEDEK COMMUNICATIONS CORPORATION

                              At December 31, 1999

                     Subsidiary                      Jurisdiction          Ownership

     Benedek Broadcasting Corporation                Delaware                 100%
                                                                             owned
                                                                               by
                                                                             Benedek
                                                                          Communications
                                                                           Corporation

     Benedek License Corporation                     Delaware                 100%
                                                                             owned
                                                                               by
                                                                             Benedek
                                                                          Communications
                                                                           Corporation

     Benedek Cable, Inc.                             Delaware                 100%
                                                                             owned
                                                                               by
                                                                             Benedek
                                                                          Communications
                                                                           Corporation

     The WMTV Trust                                  Wisconsin                100%
                                                                          beneficially
                                                                             owned
                                                                               by
                                                                             Benedek
                                                                          Broadcasting
                                                                           Corporation

     WMTV License Co., LLC                           Delaware                 100%
                                                                             owned
                                                                               by
                                                                            Phillip
                                                                               A.
                                                                             Jones
                                                                            solely
                                                                               in
                                                                               his
                                                                            capacity
                                                                               as
                                                                            trustee

     Benedek Interactive Media, Inc.                 Delaware                 100%
                                                                             owned
                                                                               by
                                                                            Benedek
                                                                          Broadcasting
                                                                          Corporation